UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 20, 2013

(Date of earliest event reported)

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	001-34624 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia, Suite 1200

Portland, Oregon 97258

(address of Principal Executive Offices)(Zip Code)

(503) 727-4100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 20, 2013, Umpqua Holdings Corporation announced that its Board of Directors approved a special dividend of $0.05 per common share, and also approved a quarterly cash dividend of $0.15 per common share. The special dividend is payable on June 14, 2013, to shareholders of record as of May 31, 2013. The second quarter dividend is payable on July 15, 2013 to shareholders of record as of June 28, 2013. A copy of the dividend press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	EXHIBIT

	99.1	Press Release Announcing Special Dividend and Quarterly Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: May 20, 2013	By: /s/ Andrew H. Ognall Andrew H. Ognall Assistant Secretary